UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
January 25, 2011

EXTREME NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3585 Monroe Street
Santa Clara, California 95051

(Address of principal executive offices)

Registrant's telephone number, including area code:
(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On January 31, 2011, Extreme Networks, Inc. issued a press release announcing certain financial results for the quarter ended December 26, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.
The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by Extreme Networks with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference to this Item and Exhibit 99.1 in such filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Equity Grants to Executive Officers
The Compensation Committee of the Board of Directors of Extreme Networks, Inc. (“Extreme Networks ”) approved awards of options to purchase common stock (“Options”) and restricted stock units (“RSU”) to members of Extreme Networks' management, including the executive officers set forth in the below table.
The awards of the Options and the RSUs will be made under Extreme Networks' 2005 Equity Incentive Plan. Each Option award vests over four years following the date of grant at a rate of 25% upon the first anniversary of the date of grant  with the balance vesting in equal monthly installments over the remaining vesting term, subject to the officer's continued employment with Extreme Networks.  Each RSU award vests 50% on the first anniversary of the grant date of the RSU and 50% on the second anniversary of the date of grant of the RSU, subject to the officer's continued employment with Extreme Networks. The grant date for the Options and RSUs will be the February 2, 2011, and the exercise price per share of each of the Options will be the closing sale price of our common stock on the NASDAQ Global Select Market at the close of business on February 2, 2011.

The following table sets forth the maximum number of Options and RSUs that may be earned by each executive officer:

Officer	Title	Options	RSUs
Bob Corey	Senior Vice President and Chief Financial Officer	80,000	26,400
Suresh Gopalakrishnan	Vice President of Engineering	40,000	13,200
Mike Seaton	Vice President Worldwide Sales and Service	65,000	21,450

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End
On January 25, 2011 our Board of Directors approved a change in the Company's fiscal year end from a 52-53 week year ending on the Sunday closest to June 30 to a quarterly month end, with the new fiscal year ending on June 30 of each year, such that the current fiscal year will conclude on June 30, 2011.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

99.1	Press Release dated January 31, 2011 announcing the financial results of Extreme Networks, Inc. for the quarter ended December 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 31, 2011

EXTREME NETWORKS, INC.

By:	/s/ Bob L. Corey

Bob L. Corey
Executive Vice President and Chief Financial Officer

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